U.S. SECURITIES AND EXCHANGE
                             COMMISSION Washington,
                                   D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                February 2, 2004




                        PROLOGIC MANAGEMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




         Arizona                       1-13704                 86-0498857
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)



                       110 South Church Avenue, Suite 3362
                              Tucson, Arizona 85701
               (Address of principal executive offices)(Zip Code)


                                 (520) 747-4100
              (Registrant's telephone number, including area code)

Item 3. Bankruptcy or Receivership

     On February 2, 2004, Prologic Management Systems, Inc. and its wholly owned subsidiary, Basis, Inc., each filed a Voluntary Petition under Chapter 11 of the Federal Bankruptcy Code. The petitions were filed in the United States Bankruptcy Court - District of Arizona - Tucson Division.

Petitioner                              Case #             Trustee
----------                              ------             -------
Prologic Management Systems, Inc.       04-0394            Debtor in Possession
Basis, Inc.                             04-0393            Debtor in Possession


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIC MANAGEMENT SYSTEMS, INC.


Dated: February 2, 2004                       By:    /s/  John W. Olynick
                                                   ----------------------
                                                       John W. Olynick
                                                       President and Chief
                                                       Executive Officer


                                              By:    /s/  Edwin G. Hubert
                                                    ----------------------
                                                      Edwin G. Hubert
                                                      Chief Financial Officer